RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED AUGUST 5, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MARCH 1, 2015,

(as amended through August 3, 2015)

RX MAR TACTICAL CONSERVATIVE FUND (formerly the American Independence MAR Tactical Conservative Fund) (TICKERS: Not Available)	RX MAR TACTICAL MODERATE GROWTH FUND (formerly the American Independence MAR Tactical Moderate Growth Fund) (TICKERS: MGZIX, MGZAX, MGZCX, MGZRX)

RX MAR TACTICAL GROWTH FUND (formerly the American Independence MAR Tactical Growth Fund) (TICKERS: MGMIX, MGMAX, MGMCX, MGMRX)	RX MAR TACTICAL AGGRESSIVE GROWTH FUND (formerly the American Independence MAR Tactical Aggressive Growth Fund (TICKERS: Not Available)

(the “Funds”)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, as amended through August 3, 2015, for the Rx Funds Trust, updates certain information in the Prospectus and SAI with respect to the Class R shares of the Rx MAR Tactical Conservative Fund, the Rx MAR Tactical Moderate Growth Fund, the Rx MAR Tactical Growth Fund and the Rx MAR Tactical Aggressive Growth Fund, each a series of the Trust (the “Funds”).

At a Special Board meeting held on August 4, 2015, the Trust’s Board, including a majority of the Independent Trustees, after careful consideration, approved the deregistration of Class R shares for the Funds. The Registrant confirms that no securities have been, or will be, distributed, issued or sold pursuant to the prospectus contained therein; therefore, there is no liquidation of assets to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE